Exhibit 10.15

Execution Copy Version #2

SECOND AMENDING AGREEMENT

THIS SECOND AMENDING AGREEMENT (this “Agreement”), dated as of July 28, 2008, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Canada, the lenders listed on the Schedule of Second New Lenders attached hereto as Exhibit A (the “Second New Lenders”), the lenders listed on the Schedule of Required Lenders attached hereto as Exhibit B (the “Required Lenders”) and Marchant Securities Inc. (the “Collateral Agent”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, Canada.

The Company may be considered a “connected issuer” and/or a “related issuer” (as those terms are defined in National Instrument 33-105—Underwriting Conflicts (“NI 33-105”)) of the Collateral Agent.  Elias Vamvakas, the Chairman and Chief Executive Officer of the Company, and members of his family have an indirect ownership interest in the Collateral Agent as to approximately 32%.  See Section 13(c) of this Agreement.

BACKGROUND

A.           Reference is made to the Loan Agreement, dated as of February 19, 2008, by and among the Company, the lenders listed on the Schedule of Lenders attached as Exhibit A thereto and the Collateral Agent, pursuant to which the lenders party thereto advanced to the Company a loan in an aggregate principal amount of U.S.$3,000,000 (the “Original Loan Agreement”).  The lenders party to the Original Loan Agreement are referred to hereinafter as the “Original Lenders”.

B.           Reference also is made to the Amending Agreement, dated as of May 5, 2008, by and among the Company, the lenders listed on the Schedule of New Lenders attached as Exhibit A thereto and the Collateral Agent, pursuant to which the lenders party thereto advanced to the Company a loan in an aggregate principal amount of U.S.$300,000 and pursuant to which the Original Loan Agreement and the Original Share Pledge Agreement (defined below) were amended (the “Amending Agreement”).  The lenders party to the Amending Agreement are referred to hereinafter as the “New Lenders”.  The Original Loan Agreement, as amended by the Amending Agreement, is referred to hereinafter as the “Loan Agreement”.

C.           Reference also is made to the Share Pledge Agreement, dated as of February 19, 2008, by the Company in favor of the Collateral Agent, in its capacity as the collateral agent under the Loan Agreement, pursuant to which the Company pledged its 1,754,589 shares of the Series A Preferred Stock of OcuSense, Inc. to secure its indebtedness, obligations and liabilities under or in connection with the Original Loan Agreement (the “Original Share Pledge Agreement”).  The Original Share Pledge Agreement, as amended by the Amending Agreement, is referred to hereinafter as the “Share Pledge Agreement”.

D.           The Company currently has a need for additional short-term financing.  The Second New Lenders have agreed to make available to the Company a loan in an aggregate principal amount of U.S.$3,403,500 (the “Second Additional Loan”) on the terms and conditions of the Loan Agreement, and the Required Lenders have consented to the amendments to the Loan Agreement and the Share Pledge Agreement provided for in this Agreement.

E.           Each of the Second New Lenders has agreed to advance the amount set forth opposite his, her or its name on the Schedule of Second New Lenders attached hereto as Exhibit A, representing his, her or its portion of the Second Additional Loan (the “Individual Second New Lender’s Advance”).

F.           The Company has agreed to pay the Collateral Agent, in consideration of the Collateral Agent having introduced the Second New Lenders to the Company, a commission equal to 6% of that portion of the aggregate principal amount of the Second Additional Loan advanced by the Second New Lenders that are residents of Canada (the “Collateral Agent’s Commission”).  The Company and the Collateral Agent have agreed that, subject to the Company obtaining the requisite approval of its stockholders therefor, the Company may pay 50% of the Collateral Agent’s Commission by issuing to the Collateral Agent shares of the Common Stock at a per share price equal to the per share price paid by the investors in the Private Placement.  The Collateral Agent will not receive any additional commission for acting as the collateral agent in connection with the Second Additional Loan and this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Second New Lenders, the Required Lenders and the Collateral Agent hereby agree as follows:

1.           Definitions.  In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Loan Agreement.

2.           Advance.  Concurrently with his, her or its execution and delivery of this Agreement, and subject to the satisfaction or waiver of the closing conditions set forth in Section 17 hereof, each Second New Lender shall advance to the Company his, her or its Individual Second New Lender’s Advance, in United States dollars and in immediately available funds, by wire transfer to an account of Cassels, Brock & Blackwell LLP (the “Escrow Agent”) that shall be designated in writing to the Second New Lenders by the Collateral Agent for such purpose or by certified check or bank draft payable to “Cassels, Brock & Blackwell LLP, in trust”.  Each of the Second New Lenders hereby acknowledges and agrees that the Escrow Agent shall advance his, her or its Individual Second New Lender’s Advance to the Company at the Second Additional Loan Closing (defined below), solely upon the direction of the Collateral Agent and without any further instructions, direction or confirmation of such Second New Lender.  Furthermore, each of the Second New Lenders hereby waives any and all claims that he, she or it has, or may have in the future, against the Escrow Agent as a result of, or arising from or in connection with, the Escrow Agent advancing such Second New Lender’s Individual Second New Lender’s Advance to the Company upon the direction of the Collateral Agent, and each of the Second New Lenders hereby releases the Escrow Agent from any and all such claims.

3.           Terms and Conditions of Loan Agreement Applicable to Second Additional Loan.  Except as may be specifically provided herein, the Second New Lenders shall have all of the same rights with respect to, and owe all of the same obligations to, the other parties to the Loan Agreement that the Original Lenders and the New Lenders have and owe, respectively, under the Loan Agreement, all as though the Second New Lenders were among the Original Lenders and the New Lenders thereunder and as though the Second New Lenders were “Lenders” (as such term is defined in the Loan Agreement).  Except as may be specifically provided herein, the Company shall have all of the same rights with respect to, and owe all of the same obligations to, the Second New Lenders as it has and owes, respectively, to the Original Lenders and the New Lenders under the Loan Agreement, all as though the Second New Lenders were among the Original Lenders and the New Lenders thereunder and as though the Second New Lenders were “Lenders” (as such term is defined in the Loan Agreement).  Except as may be specifically provided herein, the Loan Agreement shall be read and construed as though the Second Additional Loan formed part of the Loan.

4.           Secured Obligations of Share Pledge Agreement.  The Company and the Collateral Agent hereby agree that the Share Pledge Agreement secures all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by the Company to any of the Original Lenders, the New Lenders or the Second New Lenders, or remaining unpaid to any of the Original Lenders, the New Lenders or the Second New Lenders, under or in connection with the Loan Agreement, as amended hereby (including in connection with the Loan, the loan advanced by the New Lenders pursuant to the Amending Agreement (the “Additional Loan”) or the Second Additional Loan) and that the definition of “Secured Obligations” in the Loan Agreement and in the Share Pledge Agreement shall be read and construed accordingly.  The Company and the Collateral Agent hereby agree that the Collateral is being held by the Collateral Agent for the rateable benefit of the Original Lenders, the New Lenders and the Second New Lenders and that the Loan Agreement and the Share Pledge Agreement shall be read and construed accordingly.

5.           Mutatis Mutandis Construction of Loan Agreement and Share Pledge Agreement.  The Loan Agreement and the Share Pledge Agreement shall be read and construed mutatis mutandis so as to give full effect to the intention of Sections 3 and 4 hereof.

6.           Maturity Date.  The maturity date of the Second Additional Loan shall be the Maturity Date.

7.           Interest.  From the date hereof until maturity (whether by acceleration or otherwise and both before and after default), interest shall accrue on the principal amounts outstanding hereunder with respect to the Second Additional Loan on a quarterly basis, without allowance or deduction, at a rate of 12% per annum, and shall be payable on the earliest to occur of (i) the Maturity Date, (ii) the Pre-payment Date and (iii) an Event of Default.  For illustrative purposes, the Schedule of Interest attached hereto as Exhibit C sets forth the amount of interest that will be payable to each of the Second New Lenders if the Second Additional Loan remains outstanding until the Maturity Date.

8.           Repayment.  In the absence of any pre-payment of the Second Additional Loan pursuant to Section 9 hereof or any Event of Default, on the Maturity Date, the Company shall pay the Second New Lenders, in cash, the outstanding principal amount of the Second Additional Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 7 hereof.  For greater certainty, the cash paid by the Company pursuant to this Section 8 shall be allocated among the Second New Lenders on a pro rata basis, in accordance with each Second New Lender’s Individual Second New Lender’s Advance.

9.           Pre-payment.  If the Company exercises its option to pre-pay the Loan pursuant to Section 1.5 of the Loan Agreement, as amended hereby the Company shall pre-pay the Second Additional Loan in full in the same manner as it pre-pays the Loan.  In that circumstance, the Securities to be issued to the Original Lenders, the New Lenders and the Second New Lenders in pre-payment of the Loan, the Additional Loan and the Second Additional Loan, respectively, shall be allocated among all of them on a pro rata basis, in accordance with each Original Lender’s Individual Lender’s Advance, each New Lender’s Individual New Lender’s Advance and each Second New Lender’s Individual Second New Lender’s Advance, as applicable.  For greater certainty, in no event, shall the Company be obligated to issue Warrants exercisable into Warrant Shares in a number that exceeds 20% of the issued and outstanding shares of the Common Stock on the Pre-payment Date.

10.           Section 1.5(b) of Loan Agreement.  Paragraph (b) of Section 1.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following paragraph (b):

(b)           by no later than the tenth day following the date of closing of a private placement by the Company of shares of the Common Stock for aggregate gross proceeds of no less than U.S.$1,000,000 (the “Private Placement”), issuing to the Lenders shares of the Common Stock in an aggregate amount equal to the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3, at a per share price that is 15% less than the per share price paid by the investors in the Private Placement but on other terms and conditions substantially similar to those accepted by the investors in the Private Placement, provided that the Company shall have obtained all of the corporate and regulatory approvals reasonably necessary for the issuance to the Lenders of shares of the Common Stock pursuant to this Section 1.5(b).

Other than as specifically amended by this Section 10, Section 1.5 of the Loan Agreement remains in full force and effect, unamended.

11.           Use of Proceeds.  The Second New Lenders hereby acknowledge and agree that the proceeds of the Second Additional Loan shall be used by the Company for general corporate purposes.

12.           Representations and Warranties of Company.  The Company hereby makes to, and in favor of, the Second New Lenders all of the representations and warranties that it made to the Original Lenders pursuant to Section 2.1 of the Original Loan Agreement.

13.           Representations and Warranties of Second New Lenders.  Each of the Second New Lenders (as to himself, herself or itself only and for no other Second New Lender) hereby makes to, and in favor of, the Company all of the representations and warranties that the Original Lenders made to the Company pursuant to Section 2.2 of the Original Loan Agreement.  In addition, each of the Second New Lenders (as to himself, herself or itself only and for no other Second New Lender) hereby makes to, and in favor of, the Company the following representations and warranties:

(a)           On the date hereof and on the Pre-payment Date, if any, such Second New Lender is and will be, respectively, a “qualified investor” within the meaning of the law in the United Kingdom implementing Article 2(1)(e) of Directive 2003/71/EC (and any relevant implementing measure), if he, she or it is a resident of the United Kingdom;

(b)           If such Second New Lender is a resident of the Province of Ontario or is otherwise subject to the securities laws of the Province of Ontario, he, she or it acknowledges that he, she or it has been notified by the Company:  (i) of the delivery to the Ontario Securities Commission (the “OSC”) of his, her or its full name, residential address and telephone number, the amount of his, her or its Individual Second New Lender’s Advance, the exemption under NI 45-106 relied upon and the date of distribution; (ii) that this information is being collected indirectly by the OSC under the authority granted to it under the securities legislation of the Province of Ontario; (iii) that this information is being collected for the purposes of the administration and enforcement of such securities legislation; and (iv) that the Administrative Assistant to the Director of Corporate Finance can be contacted at Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, or at (416) 593-8086, regarding any questions about the OSC’s indirect collection of this information; and each such Second New Lender, who is a resident of the Province of Ontario or is otherwise subject to the securities laws of the Province of Ontario, hereby authorizes the indirect collection of this information by the OSC; and

(c)           Such Second New Lender understands that (i) the Company may be considered a “connected issuer” and/or a “related issuer” of the Collateral Agent (as those terms are defined in NI 33-105), (ii) Mr. Vamvakas, the Chairman and Chief Executive Officer of the Company, and members of his family have an indirect ownership interest in the Collateral Agent as to approximately 32%, (iii) the Collateral Agent’s decision to facilitate the Second Additional Loan was made independently of the relationship referred to in (ii), (iv) the terms upon which the Second Additional Loan is advanced pursuant to this Agreement were negotiated and settled by the Collateral Agent and the Company and (v) the Collateral Agent will not receive any benefit in connection with the Second Additional Loan or this Agreement, other than the Collateral Agent’s Commission.

14.           Appointment and Indemnification of Collateral Agent.  References to the Loan Agreement and the Share Pledge Agreement in this Section 14 shall be read and construed as references to the Loan Agreement and the Share Pledge Agreement, each as amended hereby.

(a)           Each of the Second New Lenders hereby irrevocably designates and appoints the Collateral Agent as the collateral agent of such Second New Lender under the Share Pledge Agreement, and each of the Second New Lenders hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on such Second New Lender’s behalf under the Share Pledge Agreement, and to exercise such powers and perform such duties, as are expressly delegated to the Collateral Agent by the provisions of the Loan Agreement and/or the Share Pledge Agreement, together with such other powers as are reasonably incidental thereto, including the power to execute documents on behalf of the Second New Lenders.  The Collateral Agent hereby accepts such designation and appointment and agrees to perform its obligations as collateral agent in accordance with the provisions of the Loan Agreement and the Share Pledge Agreement.  Without derogating from the generality of Sections 3 or 5 hereof, notwithstanding any contrary provision in the Loan Agreement or the Share Pledge Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any Second New Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Agreement or the Share Pledge Agreement or otherwise shall exist against the Collateral Agent.

(b)           Each of the Second New Lenders hereby agrees to indemnify the Collateral Agent in its capacity as collateral agent, ratably in accordance with his, her or its Individual Second New Lender’s Advance, from and against the Collateral Agent’s Claims, provided, however, that no Second New Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  This Section 14(b) shall survive until the first anniversary of the date of payment in full of the Secured Obligations (for greater certainty, as such defined term has been amended hereby).

15.           Covenants of Company.  Without derogating from the generality of Sections 3 or 5 hereof, the Company hereby agrees, in favor of the Second New Lenders, to each of the covenants contained in Section 4.1 of the Loan Agreement.

16.           Covenants of Second New Lenders.  Without derogating from the generality of Sections 3 or 5 hereof, each of the Second New Lenders (as to himself, herself or itself and for no other Second New Lender) hereby agrees, in favor of the Company, to each of the covenants contained in Section 4.2 of the Loan Agreement.  For greater certainty, references to the “Closing” contained in Section 4.2 of the Loan Agreement shall be read and construed as references to the “Second Additional Loan Closing” (defined below).  In addition, each of the Second New Lenders that is a resident of the United Kingdom (as to himself, herself or itself and for no other Second New Lender) hereby agrees, in favor of the Company, that, at all times until the Maturity Date, he, she or it will remain a “qualified investor” within the meaning of the law in the United Kingdom implementing Article 2(1)(e) of Directive 2003/71/EC (and any relevant implementing measure) and that, upon a breach of this covenant, will assign his, her or its rights and obligations under, and his, her or its right, title and interest in and to, the Loan Agreement and the Share Pledge Agreement, each as amended hereby, to a U.S. or Canadian resident third party approved by the Company in writing (which approval shall not be withheld unreasonably) that qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, if such third party is a resident of the U.S., and an “accredited investor” as defined in NI 45-106, if such third party is a resident of Canada, and that certifies in writing its “accredited investor” status and agrees, in writing, to assume such Second New Lender’s obligations under the Loan Agreement, as amended hereby.

17.           Closing Conditions in Favor of Second New Lenders.  The obligation of each of the Second New Lenders to advance his, her or its Individual Second New Lender’s Advance is subject to the satisfaction, or the waiver by such Second New Lender, on or prior to such advance (the “Second Additional Loan Closing”) of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties made by the Company pursuant to Section 12 hereof shall be true and correct in all material respects as of the date hereof and as of the Second Additional Loan Closing as though made on and as of such date; and

(b)           Performance.  The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement, and by the Loan Agreement and the Share Pledge Agreement, each as amended hereby, to be performed, satisfied or complied with by it at or prior to the Second Additional Loan Closing.

18.           Closing Conditions in Favor of Company.  The entering into of this Agreement by the Company with each of the Second New Lenders, and the acceptance by the Company of such Second New Lender’s Individual Second New Lender’s Advance, is subject to the satisfaction, or the waiver by the Company, at or prior to the Second Additional Loan Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties made by such Second New Lender pursuant to Section 13 hereof shall be true and correct in all material respects as of the date hereof and as of the Second Additional Loan Closing as though made on and as of such date;

(b)           Accredited Investor Certificate.  Such Second New Lender shall have completed and executed and delivered the Accredited Investor Certificate, if he, she or it is a resident of the U.S. or Canada.

(c)           Performance.  Such Second New Lender shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement, and by the Loan Agreement and the Share Pledge Agreement, each as amended hereby, to be performed, satisfied or complied with by it at or prior to the Second Additional Loan Closing.

19.           Amendments; Waivers.  No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company, the Required Lenders and the Collateral Agent or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

20.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective in accordance with Section 7.2 of the Loan Agreement.

21.           Survival.  All representations and warranties and covenants made or given pursuant hereto shall survive the execution and delivery of this Agreement and the advance by each of the Second New Lenders of his, her or its Individual Second New Lender’s Advance.

22.           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

23.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Lenders.  Without derogating from the obligation contained in Section 4.2(d) of the Loan Agreement (which obligation, among others, has been adopted explicitly by each of the Second New Lenders pursuant to Section 16 hereof) or the obligation, contained in Section 16 hereof, of each of the Second New Lenders that is a resident of the United Kingdom, each of the Second New Lenders may assign his, her or its rights and obligations under, and his, her or its right, title and interest in and to, this Agreement to a U.S. or Canadian resident third party approved by the Company in writing (which approval shall not be withheld unreasonably) that qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended, if such third party is a resident of the U.S., and an “accredited investor” as defined in National Instrument 45-106, if such third party is a resident of Canada, and that certifies in writing its “accredited investor” status and agrees, in writing to assume such Second New Lender’s obligations under this Agreement.

24.           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

25.           Governing Law; Venue.  ALL QUESTIONS CONCERING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.  THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

26.           Execution.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

27.           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

By:	/s/ William G. Dumencu
Name: William G. Dumencu
Title: Chief Financial Officer and Treasurer

Address for Notices:
2600 Skymark Avenue
Building 9, Suite 201
Mississauga, Ontario
L4W 5B2

Fax No.: 905-602-7623
Telephone No.: 905-602-0887
E-mail: elias.vamvakas@occulogix.com; or bill.dumencu@occulogix.com
Attention: Elias Vamvakas and William G. Dumencu

MARCHANT SECURITIES INC., as the Collateral Agent

By:	/s/ Gregory L. Marchant
Name: Gregory L. Marchant
Title: President and CEO

Address for Notices:
100 York Boulevard, Suite 404
Richmond Hill, Ontario
L4B 1J8

Fax No.: 416-322-7527
Telephone No.: 416-322-9700, ext. 5000
E-mail: gmarchant@marchantsecurities.com

Attention: Gregory L. Marchant

Second New Lender Signature Page

By his, her or its execution and delivery of this signature page, the undersigned hereby joins in and agrees to be bound by the terms and conditions of the Second Amending Agreement, dated as of July 28, 2008 (the “Agreement”), by and among OccuLogix, Inc., the Second New Lenders (as defined therein), the Required Lenders (as defined therein) and Marchant Securities Inc. and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Second New Lender:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

E-mail Address:

Principal Amount: U.S.$

2

Required Lender Signature Page

By his, her or its execution and delivery of this signature page, the undersigned Required Lender hereby (i) joins in and agrees to be bound by the terms and conditions of the Second Amending Agreement, dated as of July 28, 2008 (the “Agreement”), by and among OccuLogix, Inc., the Second New Lenders (as defined therein), the Required Lenders (as defined therein) and Marchant Securities Inc., (ii) consents to the amendments to the Loan Agreement (as defined therein) and the Share Pledge Agreement (as defined therein) effected by the Agreement and (iii) authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Required Lender:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

E-mail Address:

Principal Amount: U.S.$

3

Exhibit A

SCHEDULE OF SECOND NEW LENDERS

Second New Lender	Individual Second New Lender’s Advance (U.S.$)

2144304 Ontario Inc.	35,000

6319335 Canada Inc.	25,000

6961576 Canada Inc.	10,000

Dalton J. Albrecht	75,000

Tsambikos Antonarakis	10,000

Karl & Kathryn Arrington	20,000

Ralph J. Barry	17,000

Simon Benstead	50,000

Michael S. Berg	50,000

Tina & Kenny Brienza	10,000

Frank W. Burr	100,000

Kris Calder	5,000

Thomas Calder	5,000

Cedarview II Holdings Inc.	50,000

Norine Cohen	20,000

John B. Cornish	75,000

Allison Dabney	25,000

John Danas	10,000

Second New Lender	Individual Second New Lender’s Advance (U.S.$)

Sunil Dattani	100,000

Alessandro DeSimone	10,000

Justin DiCiano	10,000

Bryce C. Douglas	450,000

Excite Holdings Corporation	10,000

Jon Fredericks	400,000

Amarkumar Gudka	10,000

Guise Management Corporation Defined Benefit Pension Plan	10,000

HEC Fellows LLC	30,000

W & R Hickel Family Trust	60,000

James and Daphne Jameson Family Trust	125,000

Gus and Anne Karnasiotis	10,000

Peter McCague	25,000

The Peter Meinig Revocable Trust	500,000

Melton Willows Pty Ltd	100,000

Reed A. Miller	25,000

Kristine Morrill	30,000

Loutfi Mouaket	40,000

Peter R. Munson	10,000

Sean J. Na	25,000

2

Second New Lender	Individual Second New Lender’s Advance (U.S.$)

Vicki G. Norton	10,000

Voula Politis	10,000

Alfonso Principato	20,000

Kathy Rakhit	10,000

Anthony Reisis	20,000

David W. Stevens	20,000

Visionary Consultants Inc.	10,000

Jack Wasserman Trust	500,000

Martin J. Waters	20,000

Markus & Edith Weigand	20,000

WS Investment Company LLC (2008A)	40,000

WS Investment Company LLC (2008C)	10,000

Thomas Pak Cheung Yan	10,000

Jason Yim	31,500

David C. Zeiger Trust dated 4/30/93 as amended	100,000

3

Exhibit B

SCHEDULE OF REQUIRED LENDERS

Required Lender	Required Lender’s Individual Lender’s Advance Plus Individual New Lender’s Advance (U.S.$)

6319335 Canada Inc.	45,000

Cedarview II Holdings Inc.	50,000

DME Holdings Inc.	50,000

JimJan Consultants Ltd.	150,000

Deborah A. Karp, as Trustee under the Deborah A. Karp Revocable Trust Agreement dated May 6, 2004	20,000

Peter McCague	25,000

New Horizons Holdings Inc.	20,000

Mary Pejic	65,000

Peoples International Co. Inc.	90,000

Carol Ann Rees	75,000

Anthony Reisis	30,000

Vladimir Riajskikh	50,000

Daniel Veal and Elizabeth Veal	75,000

Jimmy Veal and Linda Veal	50,000

Zachry Veal and Leigh Veal	75,000

Peter Volpe	50,000

Required Lender	Required Lender’s Individual Lender’s Advance Plus Individual New Lender’s Advance (U.S.$)

Lynne Warheit and Phil Warheit	50,000

Dr. Brock J. Wright	550,000

Dr. Brock Wright in trust	100,000

Janet E. Wright	200,000

2

Exhibit C
SCHEDULE OF INTEREST
	SECOND ADDITIONAL LOAN
New Lender	Individual Second New Lender’s Advance (U.S.$)	Interest earned to Aug.17, 2008 ($)	Interest earned to Nov.15, 2008 ($)

Simon Benstead	50,000.00	328.77	1,808.22
Sunil Dattani	100,000.00	657.53	3,616.44
Alfonso Principato	20,000.00	131.51	723.29
Loutfi Mouaket	40,000.00	263.01	1,446.58
Amarkumar Gudka	10,000.00	65.75	361.64
John B. Cornish	75,000.00	493.15	2,712.33
Bryce C. Douglas	450,000.00	2,958.90	16,273.97
Excite Holdings Corporation	10,000.00	65.75	361.64
2144304 Ontario Inc.	35,000.00	230.14	1,265.75
Markus & Edith Weigand	20,000.00	131.51	723.29
Peter McCague	25,000.00	164.38	904.11
Tina & Kenny Brienza	10,000.00	65.75	361.64
James and Daphne Jameson Family Trust	125,000.00	821.92	4,520.55
Kris Calder	5,000.00	32.88	180.82
Thomas Calder	5,000.00	32.88	180.82
Voula Politis	10,000.00	65.75	361.64
Alessandro DeSimone	10,000.00	65.75	361.64
Dalton J. Albrecht	75,000.00	493.15	2,712.33
Gus & Anne Karnasiotis	10,000.00	65.75	361.64
Anthony Reisis	20,000.00	131.51	723.29
Thomas Pak Cheung Yan	10,000.00	65.75	361.64
Kathy Rakhit	10,000.00	65.75	361.64
The Peter C. Meinig Revocable Trust	500,000.00	3,287.67	18,082.19
Justin DiCiano	10,000.00	65.75	361.64
Norine Cohen	20,000.00	131.51	723.29
John Danas	10,000.00	65.75	361.64
Tsambikos Antonarakis	10,000.00	65.75	361.64
6319335 Canada Inc.	25,000.00	164.38	904.11
Cedarview II Holdings Inc.	50,000.00	328.77	1,808.22
Martin J. Waters	20,000.00	131.51	723.29
WS Investment Company LLC(2008A)	40,000.00	263.01	1,446.58
WS Investment Company LLC(2008C)	10,000.00	65.75	361.64
Jeff Guise Management Corporation Defined Benefit Pension Plan	10,000.00	65.75	361.64
Reed A. Miller	25,000.00	164.38	904.11
Allison Dabney	25,000.00	164.38	904.11
Krisitne Morrill	30,000.00	197.26	1,084.93
David W. Stevens	20,000.00	131.51	723.29
W & R Hickel Family Trust	60,000.00	394.52	2,169.86
Ralph J. Barry	17,000.00	111.78	614.79
Frank W. Burr	100,000.00	657.53	3,616.44
Karl and Kathryn Arrington	20,000.00	131.51	723.29
Melton Willows Pty Ltd	100,000.00	657.53	3,616.44
Michael S. Berg	50,000.00	328.77	1,808.22
Vicki G. Norton	10,000.00	65.75	361.64
Peter R. Munson	10,000.00	65.75	361.64
Visionary Consultants Inc.	10,000.00	65.75	361.64
HEC Fellows LLC	30,000.00	197.26	1,084.93
Jason Yim	31,500.00	207.12	1,139.18
Jack Wasserman Trust	500,000.00	3,287.67	18,082.19
Sean J. Na	25,000.00	164.38	904.11
Jon Fredericks	400,000.00	2,630.14	14,465.75
6961576 Canada Inc.	10,000.00	65.75	361.64
David C. Zeiger Trust dated 4/30/93 as amended	100,000.00	657.53	3,616.44
Totals	3,403,500.00	22,379.18	123,085.48